UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2017

GUGGENHEIM CREDIT INCOME FUND – I
(Formerly CAREY CREDIT INCOME FUND – I)
(Exact Name of Registrant as Specified in Charter)

Delaware	814-01091	47-2009064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 Madison Avenue
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 739-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
Determination of net asset value per share for the issuance of shares under the distribution reinvestment plan
Pursuant to the distribution reinvestment plan for Guggenheim Credit Income Fund — I (the “Company”), the price at which shares are issued is equal to the Company's net asset value per share. In connection with the issuance of common shares under its distribution reinvestment plan on November 29, 2017, the Company determined its net asset value as of November 29, 2017 to be $25.70 per share pursuant to the Company's share pricing procedures as approved by the Company's board of trustees.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GUGGENHEIM CREDIT INCOME FUND – I

Date: November 29, 2017	By:	/s/ Paul S. Saint-Pierre
PAUL S. SAINT-PIERRE
Chief Financial Officer